Exhibit 23.2


                        Consent of Independent Auditors


We consent to the imcorporation by reference in the Registration Statement (Form S-8, No.333-15217) pertaining to the Open Plan Systems, Inc. 1996 Stock
Incentive Plan of our report dated March 17, 1998, with respect to the consolidated financial statements of Open Plan Systems, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1997.


                                                               /s/ ERNST & YOUNG
Richmond, Virginia
March 25, 1998